UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01 Other Events.

On December 20, 2021, Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”), each a Singapore company affiliated with certain of officers and directors of Vickers Vantage Corp. I (the “Company”), loaned the Company an aggregate of $500,000 for working capital purposes (the “December 2021 Loans”).

On January 6, 2022, the Sponsors deposited an aggregate of $1,035,000 into the trust account established in connection with the Company’s initial public offering (the “January 2022 Deposit”). The January 2022 Deposit was required to provide the Company an additional three months to consummate an initial business combination pursuant to the Company’s Amended and Restated Memorandum and Articles of Association. The January 2022 Deposit was made in the form of a non-interest bearing loan.

The December 2021 Loans and the January 2022 Deposit were evidenced by promissory notes (collectively, the “Notes”). If the Company completes an initial business combination, the Company will, at the option of the Sponsors, repay the amounts evidenced by the Notes or convert a portion or all of the total amount into warrants at a price of $0.75 per warrant, which warrants will be identical to the private warrants issued simultaneously with the Company’s initial public offering. If the Company does not complete a business combination, it will repay such amounts only from funds held outside of the trust account.

The Company now has until April 11, 2022 to consummate an initial business combination. If the Company is unable to complete a business combination by such date (and the Company does not extend such date by an additional three months as provided for in the Company’s Amended and Restated Memorandum and Articles of Association), it will then liquidate. The issuance of the Notes was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Notes is qualified in its entirety by reference to the text of the Notes, the form of which is filed as an exhibit hereto and incorporated by reference herein.

On January 7, 2022, the Company issued a press release announcing the extension of time to consummate an initial business combination. A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Form of Promissory Note
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2022

VICKERS VANTAGE CORP. I

By:	/s/ Jeffrey Chi
	Name:	Jeffrey Chi
	Title:	Chief Executive Officer

2